Summary Prospectus of

► MoA Funds
MoA US Government Money Market Fund
May 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2026, (each as supplemented or revised from time to time), are incorporated by reference into this summary prospectus.
Investment Objective. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.23%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293
Principal Investment Strategies. Under normal circumstances, the Fund is a U.S. government money market fund that invests at least 99.5% of its assets in cash, debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or Government-Sponsored Enterprises (“GSEs”), and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.
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The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.
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The dollar weighted average maturity of the instruments the Fund holds will be short-term — 60 days or less — and the dollar weighted average life to maturity will be 120 days or less.

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The Fund will purchase only securities with a remaining maturity of 397 calendar days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.
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The Fund invests only in U.S. dollar denominated securities.
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The Fund seeks to invest in securities that present minimal credit risks to the Fund.
The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by U.S. government securities or cash. While the Fund’s Board of Directors (the “Board”) may elect to subject the Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above.
The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change. The Fund may generally hold a portion, including, potentially, a significant portion, of its assets in cash, primarily to meet redemptions.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders.
The Fund may trade securities on a when-issued, delayed settlement or forward commitment basis. The Fund’s Adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Money Market risk: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Board of Directors of the Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low. Money market funds, such as the Fund, and the securities they invest in are also subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

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U.S. Government Securities risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater price volatility than interest-paying securities of similar maturities. The Fund may also invest in securities issued by certain U.S. government agencies and U.S. government sponsored enterprises whose obligations are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.
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Interest Rate risk: Fixed income securities have an inverse relationship to interest rates, such that bond values decrease as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security.
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Credit risk: Debt obligations are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due.
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Management risk: The investment techniques and risk analyses applied by the Fund may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Fund. There is no guarantee that the investment objective of the Fund will be achieved.
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Negative interest rate environment risk: A negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment, the Fund may reduce the number of shares outstanding on a pro rata basis through a reverse distribution mechanism, such as reverse stock splits, negative dividends or other “share cancellation” mechanisms (“RDM”) to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law, and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would observe a stable share price but a declining number of shares for their investment. The Fund will notify shareholders of any such change. In the event that shares are canceled, tax treatment of distributions and shareholder basis is uncertain. Shareholders should discuss any tax implications of implementing an RDM with their tax adviser. Alternatively, the Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by valuing the Fund’s investments at market or fair value. The above risks will also be present in a low interest rate environment.
Performance/Annual Return. The bar chart and table below show the average annual returns of the Fund.
Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. Prior to August 23, 2024, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is overall no longer permitted to hold. For example, the Fund was previously permitted to make significant investments in a broader range of instruments, including in commercial paper, that generally offered higher yields than those then available by investing in U.S. government securities. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a U.S. government money market fund. A fund’s past performance does not necessarily indicate how it will perform in the future.
For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the separate accounts of Mutual of

America Life Insurance Company ("Separate Accounts") that purchase Fund shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at moafunds.com or by calling 800.914.8716.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Fourth quarter 2023	1.33%
Worst	Third quarter 2020	-0.30%
Average Annual Total Returns (for periods ended December 31, 2025)
Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
MoA US Government Money Market Fund	4.15%	3.06%	1.96%
FTSE 3-month Treasury Bill Index (Index reflects no deduction for fees and expenses)	4.40%	3.31%	2.23%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Purchase and Sale of Fund Shares. Fund shares held directly by investors may be purchased or redeemed by mail to MoA Funds Corporation, PO Box 534499, Pittsburgh, PA 15253-4499 or by telephone by calling the Investment Company’s Customer Service at 800.914.8716. Such investors may purchase shares of the Fund by check or wire. The minimum initial investment in the Fund is $1,000, although the Fund may waive this minimum at its discretion. There is no minimum for subsequent investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange is open.
For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the Fund either by calling or writing to your Mutual of America Regional Office, which can be found on mutualofamerica.com.
Any minimum initial or subsequent investment requirement for Separate Account Units that invest in the Fund is disclosed in the prospectus for your annuity contract or life insurance policy.
Shares held through a financial intermediary, including in a retirement plan, can be purchased or redeemed through the financial intermediary.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Tax Information.
For direct investments into the Funds, distributions you receive from the Fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

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